Exhibit 10.4

Promissory Note

$28,500,000.00	January 31, 2014

FOR VALUE RECEIVED, GGT CRESCENT GATEWAY FL VENTURE, LLC, a Delaware limited liability company (“Borrower”), with an address at 227 W. Trade St., Suite 1000, Charlotte, NC 28202, promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “Lender”), in lawful money of the United States of America in immediately available funds, at Lender’s offices located at c/o Midland Loan Services, a PNC Real Estate business, 249 Fifth Avenue, 18th Floor, P1-POPP-18-3, Pittsburgh, PA 15222-2707, or at such other location as Lender may designate from time to time, the principal sum of TWENTY EIGHT MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($28,500,000.00), or so much thereof as shall have been advanced under that certain Construction Loan Agreement (as amended, modified, replaced, restated or supplemented from time to time, the “Loan Agreement”) dated as of even date herewith, between Lender and Borrower, together with interest accruing from the date of initial advance on the outstanding principal balance hereof, as provided below and in the Loan Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Loan Agreement.

1. Payment; Rate of Interest. Borrower shall pay principal and interest on the outstanding principal amount of advances evidenced hereby at the rates specified and subject to the terms and conditions set forth in Article 3 of, and as otherwise provided in, the Loan Agreement.

2. Expiration Date. The entire outstanding principal amount hereof, together with all unpaid interest at the aforesaid rates, shall be due and payable on the earlier of the Expiration Date or the date upon which the Loan is accelerated pursuant to this Note and the Loan Agreement.

3. Prepayment. Borrower shall have the right to prepay any amount hereunder, in whole or in part, only in accordance with the terms set forth in Article 3 of the Loan Agreement. All partial prepayments shall be applied in the manner set forth in Sections 3.6 and 3.7 of the Loan Agreement. Any prepayments made by Borrower shall not be available for reborrowing.

4. Usury. Notwithstanding any provision of this Note to the contrary, it is the intent of Borrower and Lender that Lender shall not at any time be entitled to receive, collect or apply, and Borrower and Lender shall not be deemed to have contracted for, as interest on the principal indebtedness evidenced hereby, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and in the event Lender ever receives, collects or applies as interest any such excess, such excess shall be deemed partial payment of the principal indebtedness evidenced hereby, and if such principal shall be paid in full, any such excess shall forthwith be paid to Borrower.

5. Other Loan Documents. This Note is secured, inter alia, by that certain Mortgage, Security Agreement and Financing Statement of even date herewith from Borrower in favor of Lender, covering certain property more particularly described therein. This Note is the Note referred to in, and is entitled to the benefits of, the Loan Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests and liens contained or granted therein. The Loan Agreement, among other things, provides for the making of the Loan by Lender to Borrower from time to time in an aggregate amount not to exceed at any time outstanding the Dollar amount first above mentioned, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also provides for prepayments, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

6. Intentionally Omitted.

7. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be given in accordance with the notice provisions of the Loan Agreement.

8. Preservation of Rights. No course of dealing and no delay or failure of the Lender or any holder hereof in exercising any right, power, remedy or privilege under this Note or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of Lender or any holder hereof under this Note and any other Loan Document are cumulative and not exclusive of any rights or remedies which they would otherwise have. Borrower and all other makers and indorsers of this Note, regardless of the time, order or place of signing, consent to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges, renewals or releases of collateral for this Note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

9. Severability. The provisions of this Note are intended to be severable. If any provision of this Note shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

10. Changes in Writing. No modification, amendment or waiver of, or consent to any departure by Borrower from, any provision of this Note will be effective unless made in a writing signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Borrower will entitle Borrower to any other or further notice or demand in the same, similar or other circumstance.

11. Successors and Assigns. This Note will be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, executors, administrators, successors and assigns; provided, however, that Borrower may not assign this Note in whole or in part, and Lender at any time may assign this Note in whole or in part. All references herein to the “Borrower” and the “Lender” shall be deemed to apply to Borrower and Lender, respectively, and their respective successors and assigns.

12. Governing Law and Jurisdiction. This Note has been delivered to and accepted by Lender and will be deemed to be made in the state of Florida. THIS NOTE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF BORROWER AND LENDER WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, EXCLUDING ITS CONFLICT OF LAWS RULES. Borrower hereby irrevocably consents to the non-exclusive jurisdiction of any court of the Commonwealth of Pennsylvania sitting Philadelphia County, or of the United States District Court of the Eastern District of Pennsylvania or any state or federal court in the county or judicial district where the Project is located, and any appellate court therefrom; provided that nothing contained in this Note will prevent Lender from bringing any action, enforcing any award or judgment or exercising any rights against Borrower individually, against any security or against any property of Borrower within any other county, state or other foreign or domestic jurisdiction. Borrower acknowledges and agrees that the venue provided above is the most convenient forum for Lender and Borrower. Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

13. Miscellaneous. If this Note is executed by more than one Borrower, the obligations of such persons or entities hereunder will be joint and several. Time is of the essence for this Note.

14. WAIVER OF JURY TRIAL. BORROWER AND LENDER BY ACCEPTANCE OF THIS NOTE EACH IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

15. State of Florida documentary stamp taxes in the amount of $99,750.00 and intangible taxes in the amount of $57,000.00 have been paid simultaneously with the recording of the Mortgage securing this Note.

[Signature Page Follows]

[SIGNATURE PAGE 1 of 1- PROMISSORY NOTE]

Borrower acknowledges that it has read and understood all the provisions of this Note, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

ATTEST/WITNESS:	BORROWER:

GGT CRESCENT GATEWAY FL VENTURE, LLC, a Delaware limited liability company

	By:	Crescent Gateway Venture, LLC, a Delaware limited liability company, its Operating Member

		By:	Crescent Communities, LLC, a Georgia limited liability company, its Manager

/S/ Wendy L. Armstrong			By:	/S/ Brian J. Natwick	(SEAL)
Name: Wendy L. Armstrong				Name: Brian J. Natwick
Title: Sr. Admin.				Title: President-Multifamily Division

ACKNOWLEDGMENT

STATE OF North Carolina	)
	)	ss:
COUNTY OF Mecklenburg	)

On this, the 24th day of January, 2014, before me, a Notary Public, the undersigned officer, personally appeared Brian J. Natwick, who acknowledged himself to be the President-Multifamily Division of Crescent Communities, LLC, a Georgia limited liability company, Manager of Crescent Gateway Venture, LLC, a Delaware limited liability company, Operating Member of GGT CRESCENT GATEWAY FL VENTURE, LLC, a Delaware limited liability company and that he, in such capacity being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said limited liability company, as such officer, in such limited liability company’s capacity as Manager of Crescent Gateway Venture, LLC, Operating Member of GGT CRESCENT GATEWAY FL VENTURE, LLC.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/S/ Davette H. Harper
Notary Public

My commission expires: November 27, 2016